Exhibit 10.2

GUARANTY AND SECURITY AGREEMENT

GUARANTY AND SECURITY AGREEMENT (“Agreement”), dated as of  November 4, 2016, by and between ALBIREO PHARMA, INC. (f/k/a Biodel, Inc.), a Delaware corporation (“Guarantor”) having a principal place of business at 50 Milk Street, 16th Floor, Boston, MA 02109, and KREOS CAPITAL IV (UK) LIMITED, a company incorporated under the laws of England and Wales (“Kreos”) whose registered office is at 25-28 Old Burlington Street, London W1S 3AN, United Kingdom. Guarantor and Kreos are sometimes hereinafter referred to individually as a “party” and collectively as the “parties.”

RECITALS:

Kreos and Albireo Limited, a company incorporated under the laws of England and Wales (the “Borrower”), Albireo AB, a company incorporated in Sweden (“Albireo Guarantor”); and Elobix AB, a company incorporated in Sweden (“Elobix Guarantor”) have entered into that certain Amended and Restated Agreement for the Provision of a Loan Facility of up to €6,000,000 Dated 18 December 2014, as Amended by a Deed of Variation Dated 4 February 2016 and as Amended and Restated on the date hereof, pursuant to a Supplemental Agreement Dated 24 May 2016, Kreos, as lender, Borrower, as borrower, and Albireo Guarantor and Elobix Guarantor, as guarantors (such agreement, as heretofore, now and hereafter amended, modified or supplemented, is referred to herein together as the “Loan Agreement”). Borrower is to be, subject to stamping, a wholly-owned subsidiary of Guarantor, and Guarantor acknowledges that it and its operations will directly benefit from the loans and other financial accommodations being made by Kreos to Borrower pursuant to the Loan Agreement (collectively, the “Loan”). This Agreement is a “Security Document” for the purpose of the Loan Agreement.

NOW, THEREFORE, for and in consideration of Kreos’ agreeing to amend and restate the Loan Agreement concurrently herewith, and in order to induce Kreos to continue to extend the Loan to Borrower, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1. Unconditional Guaranty. Guarantor hereby unconditionally and irrevocably guaranties, as a primary obligor and not merely as a surety, without offset or deduction, (a) the full and punctual payment when due of all obligations and amounts payable by Borrower to Kreos, however arising, including those arising under the Loan Agreement and any security agreement, pledge agreement or other agreement entered into or delivered in connection with the Loan Agreement (together with the Loan Agreement, the “Loan Documents”), including all fees and expenses payable by Borrower thereunder and all expenses incurred by Kreos in enforcing any rights under the Loan Documents or this Agreement and (b) the full performance and observance of all of the covenants, conditions and agreements provided in the Loan Documents to be performed or observed by Borrower. In the case of a failure of Borrower punctually to make any payment of principal of, or interest, make-whole or premium in respect of the Loan or under or pursuant to the Loan Documents, Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at stated maturity, on a prepayment date, by declaration of acceleration, or otherwise, as if such payment were made by Borrower, it being the intention of Guarantor that the guaranty set forth herein (the “Guaranty”) shall be a guaranty of payment and not of collection. The obligations and agreements of Guarantor hereunder shall be performed and observed without requiring any notice of non-payment, non-performance or non-observance, or any proof thereof or demand therefor, all of which Guarantor hereby expressly waives. All of the indebtedness, obligations and liabilities described in this Section 1 are hereinafter collectively referred to as the “Obligations.” This Agreement together with any security agreement, pledge agreement or other agreement securing this Agreement are hereinafter collectively referred to as the “Guaranty Documents.”

2. Character of Obligations; Consents and Waivers by Guarantor.

(a) This Agreement and the Guaranty hereunder shall be binding upon Guarantor, its successors and assigns, and shall remain in full force and effect until the monetary Obligations of Borrower pursuant to the Loan Documents (other than contingent obligations of the Borrower under the Loan Agreement as to which no claim has then arisen) are fully and indefeasibly paid, performed and discharged in accordance with their terms and there are no outstanding commitments by Kreos to extend any financial accommodations to the Borrower (at which time this Agreement and the Security Interests (defined below) granted hereunder shall terminate and Kreos shall execute and deliver to the Guarantor, upon the Guarantor’s written request and at the Guarantor’s expense, such documents as shall be reasonably necessary to effectuate the termination of such Security Interests held by Kreos, it being agreed that should any contingent obligations of the Borrower subsequently arise and become monetized, then in any such event, this Agreement and the Security Interests granted hereunder shall be reinstated), irrespective of, and neither this Agreement nor the Guaranty shall be terminated by, the existence of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the terms of any Loan Document or the Loan or the rights or obligations of Borrower thereunder or with respect thereto. The liability of Guarantor under this Agreement and the Guaranty hereunder shall, to the fullest extent permitted by law, be absolute, unconditional and irrevocable irrespective of:

(i) any lack of validity or enforceability of Borrower’s obligations under or with respect to the Loan, any Loan Document or any other agreement or instrument relating thereto,

(ii) any change, whether or not agreed or consented to by Guarantor, in the time, manner or place of payment of, or in any other term of, all or any of the Loan or of any Loan Document or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms or provisions of the Loan or any Loan Document or any indulgence granted to Borrower,

(iii) the lack of power or authority of Borrower to execute and deliver any Loan Document; any defense, set-off or counterclaim which may at any time be available to or asserted by Borrower or Guarantor (as the case may be) against Kreos with respect to Borrower’s or Guarantor’s (as the case may be) obligations under the Loan or any Loan Document or the Guaranty Documents; the existence or continuance of Borrower or Guarantor (as the case may be) as a legal entity; the consolidation or merger of Borrower or Guarantor (as the case may be) with or into any other corporation, or the sale, lease or other disposition by Borrower or Guarantor (as the case may be) of all or substantially all of its assets to any other business entity, whether or not effected in compliance with the provisions of any Loan Document; or the bankruptcy or insolvency of Borrower or Guarantor (as the case may be), the admission in writing by Borrower or Guarantor (as the case may be) of its inability to pay its debts as they mature, or its making of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors,

(iv) any act, failure to act, delay or omission whatsoever on the part of Kreos, including any failure to demand, delay in demanding or rescission of a demand for any payment under any Loan Document, the guaranties of the Albireo Guarantor, the Elobix Guarantor or any other guaranty which may at any time be in effect with respect to the obligations of Borrower guaranteed hereunder, any failure to give to Borrower, Guarantor or the Albireo Guarantor, the Elobix Guarantor or any other guarantor under any such other guaranty notice of default in the making of any payment due and payable under any Loan Document or notice of any failure on the part of Borrower to do any act or thing or to observe or perform any covenant, condition or agreement by it to be observed or performed under any Loan Document; or any action taken by Kreos in the exercise or release of any right or power conferred by any Loan Document or any such other guaranty at any time entered into, or the partial exercise or partial release of any such right or power by Kreos, or the failure, delay or omission by Kreos to exercise any such right or power,

(v) any invalidation of any such other guaranty or its repudiation by the Albireo Guarantor, the Elobix Guarantor or any other guarantor thereunder, whether or not under color of right, or any act, failure to act, delay or omission whatsoever on the part of Kreos with respect to any such other guaranty or the Albireo Guarantor, the Elobix Guarantor or any other guarantor thereunder, including any termination of such other guaranty, any amendment, compromise or waiver of or any consent or departure from the terms or provisions of such other guaranty or any release of the Albireo Guarantor, the Elobix Guarantor or any other guarantor thereunder from liability thereunder,

(vi) any release, discharge, modification, compromise, surrender, or exchange of any property at any time pledged or mortgaged or in which a security interest at any time has been granted as collateral for repayment of the Loan or any other obligations of Borrower guaranteed hereunder, or any amendment or termination of or consent or waiver under any agreement or instrument now or hereafter providing for granting, pledging, mortgaging or conveying collateral for the Loan or any such other obligations,

(vii) accepting or entering into new or additional agreements, security documents, guarantees or other instruments in addition to, in exchange for or relative to any Loan Document, Guaranty Document, all or any part of the Guarantor’s Obligations, or any collateral now or in the future serving as security for the Guarantor’s Obligations, and in connection therewith accepting, receiving and holding any additional collateral for all or any part of the Guarantor’s Obligations (including from the Albireo Guarantor, the Elobix Guarantor or any other guarantor);

(viii) any legal action by Kreos against Borrower with respect to its obligations under any Loan Document or the foreclosing of or other realization upon any security interest in or lien on any collateral now or hereafter securing Borrower’s obligations, and

(ix) any other event or circumstance which might otherwise constitute a defense available to, or a discharge of Borrower in respect of its obligations under any Loan Document, the Albireo Guarantor, the Elobix Guarantor or any such other guarantor in respect of its obligations under its guaranty or Guarantor in respect of its obligations under this Agreement;

it being the purpose and intent of this Agreement that the obligations of Guarantor hereunder shall be absolute, unconditional and irrevocable and shall not be discharged or terminated except by full and complete payment and performance in accordance with their terms of all of the obligations which Borrower has under each Loan Document.

(b) Guarantor does hereby waive and relinquish, so far as it may lawfully and effectively do so, (i) the benefit and advantage of any and all valuation, stay, appraisement, extension or redemption law or laws now in effect or hereafter enacted, (ii) promptness, diligence, notice of acceptance of the Guaranty by Kreos, and notice of default, dishonor, presentment, demand, non-payment, non-performance or any other notice to or upon Borrower or Guarantor, and (iii) any right to assert against Kreos, as a defense, counterclaim, set-off or cross-claim, any defense (legal or equitable), setoff, counterclaim or claim which Guarantor may now or hereafter have against Borrower.

3. Primary Liability of Guarantor. Guarantor agrees that this Agreement may be enforced by Kreos without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to Borrower under any Loan Document or recourse to any other person or entity (including the Albireo Guarantor, the Elobix Guarantor or any other guarantor) liable in respect of any of the obligations guaranteed hereunder.

4. No Subrogation. Notwithstanding any payment or payments made by or expenses incurred by Guarantor pursuant to this Agreement, Guarantor shall not claim or assert and waives any subrogation right, in whole or in part, to the rights of Kreos against Borrower under any Loan Document until Kreos shall have been indefeasibly paid in full all such amounts for which Borrower is or shall become indebted under any Loan Document. Guarantor hereby agrees that, as between Guarantor on the one hand and Kreos on the other hand, the obligations of Borrower which are covered by the Guaranty may be declared to be forthwith due and payable as provided in any Loan Document notwithstanding any stay, injunction or other prohibition preventing such declaration as against Borrower and that, in the event of any such declaration, such obligations (whether or not then due and payable by Borrower) shall forthwith become due and payable by Guarantor for purposes of this Agreement.

5. Security Interests.

(a) In order to secure the due and punctual payment and performance of all of Guarantor’s Obligations, and the due and punctual payment and performance of all obligations, indebtedness and liabilities of Guarantor to Kreos and under the Guaranty Documents, in each case whether now existing or hereafter incurred, in each case including all such indebtedness to Kreos incurred by Guarantor prior to, during or following any proceeding in respect of a bankruptcy, reorganization or insolvency (a “Reorganization”) of Guarantor and all interest on such indebtedness according to the terms thereof, regardless of the extent allowed as a claim against Guarantor in any Reorganization (all of the foregoing indebtedness, obligations and liabilities of Guarantor described in this Section 5(a), whether now existing or hereinafter arising, being herein referred to collectively as the “Guarantor’s Obligations”), Guarantor hereby grants to Kreos, its successors and assigns, a continuing security interest in and to, the following described now owned or hereafter acquired personal property of Guarantor (hereinafter collectively called the “Collateral”):

(a)	all of Guarantor’s right, title and interest in and to the Borrower and to any successor business entities, and the right to receive all payments and distributions due or to become due under all related partnership agreements, operating agreements, and other constituent documents governing or establishing such business entities (collectively, the “Constituent Documents”), bank deposits, deposit accounts, checking accounts, certificates of deposit and cash, whether now owned or hereafter acquired by Guarantor, or in which Guarantor may now have or hereafter acquire an interest;

(b)	all accessions, additions or improvements to, and all proceeds and products of the foregoing, whether now owned or hereafter acquired by Guarantor, or in which Guarantor may now have or hereafter acquire an interest.

6. Delivery of Pledged Investment Property.

(a) All of Guarantor’s right, title and interests in the Borrower, and to any successor business entities (collectively, the “Pledged Investment Property”) shall be promptly delivered to Kreos by Guarantor following Guarantor’s registration as the holder of legal title to the Borrower, and shall, if certificated, be in suitable form for transfer by delivery, and shall be accompanied by duly executed instruments of transfer or assignments in blank, with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance reasonably satisfactory to Kreos (other than UK stamp duties required to be paid in order that the transferee is able to be lawfully registered as the holder of legal title to the Pledged Investment Property). If the Pledged Investment Property is not certificated, Guarantor shall cause the issuer to register Kreos as the registered collateral assignee thereof and enter into a control agreement with Kreos in such form as Kreos shall reasonably require.

7. Filing; Further Assurances.

(a) Guarantor will, at its expense, execute, deliver, file and record (in such manner and form as Kreos may reasonably require), or permit Kreos to file and record, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Agreement (which the parties agree shall be sufficient as a financing statement hereunder), any specific assignments or any other paper that may be reasonably necessary or desirable, or that Kreos may reasonably request, in order to create, confirm, preserve, perfect or validate any Security Interest or to enable Kreos to exercise and enforce its rights and remedies hereunder or under applicable law with respect to any of the Collateral. Guarantor hereby authorizes Kreos to prepare and file such financing statements and/or other instruments or recordings as Kreos may at any time reasonably request or require with respect to the Collateral and the Security Interests, including such financing statements as indicate or describe the Collateral, as defined herein, and Guarantor hereby ratifies all such financing statements filed by Kreos prior to the date hereof.

8. Representations and Warranties of Guarantor. Assuming the accuracy of the representations and warranties made by Guarantor (then Biodel Inc.) in that certain Share Exchange Agreement made and entered into as of May 24, 2016, (as amended and restated as of July 13, 2016) by and among Guarantor, Borrower and the persons listed on Schedule thereto, Guarantor hereby represents and warrants to Kreos as follows:

(a) Except for “Permitted Liens” (as that term is defined in Exhibit A), Guarantor is, or to the extent that certain of the Collateral is to be acquired after the date of this Agreement, will be, the owner of the Collateral free from any adverse lien, security interest or other encumbrance.

(b) Except for such financing statements as may be described in Exhibit A, no financing statement or other lien filing covering the Collateral is on file in any public office, other than the financing statements filed pursuant to this Agreement.

(c) Guarantor is the sole beneficial owner, and is to be, subject to stamping and registration, the sole legal owner, of the Pledged Investment Property as set forth in the Constituent Documents, and Guarantor has not sold, assigned, transferred, mortgaged, encumbered or pledged any part thereof.

(d) Except as specifically set forth in the Constituent Documents, none of Guarantor’s Pledged Investment Property is subject to any restriction which would prohibit or restrict the security interest, pledge and assignment hereunder or the exercise of Kreos’s remedies hereunder. Notwithstanding anything to the contrary set forth in the Constituent Documents, Guarantor hereby waives compliance with all such restrictions or prohibitions set forth in the Constituent Documents in order to permit the collateral assignment, security interest and pledge hereunder and the exercise by Kreos of all of its rights and remedies hereunder.

(e) The execution and delivery of, and performance by Guarantor of its obligations under, this Agreement will not violate in any material respect any applicable provision of law, any order, judgment or decree of any court or other agency of government, the Constituent Documents or any material indenture, agreement or other instrument to which Guarantor is a party, or by which Guarantor or any of its assets is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Guarantor pursuant to, any such indenture, agreement or instrument.

(f) There are no restrictions upon the voting rights or the transfer of all or any of the Pledged Investment Property existing on the date hereof (other than may appear on the face of the certificate thereof or as may be imposed by the Securities Act of 1933, as amended (the “Securities Act”), or any laws, rules or regulations of state or local authorities) and Guarantor has the right to vote, pledge, or grant a security interest in and otherwise transfer the Pledged Investment Property free of any encumbrances (other than applicable restrictions imposed by Federal or state securities and antitrust laws or regulations).

(g) Guarantor (i) is a corporation duly organized and validly existing under the laws of the State of Delaware and is duly qualified to transact business in each jurisdiction where the nature of its activities requires such qualification (except where failure to so qualify would not have a material adverse effect on Guarantor’s business or operations), (ii) has the corporate power and corporate authority to own its properties and to carry on its business as now being conducted, (iii) has the corporate power and corporate authority to execute and deliver, and perform its obligations under, the Guaranty Documents to which it is a party or signatory, and (iv) except for the Borrower, has no direct subsidiaries as of the date hereof.

(h) The execution and delivery of, and performance by Guarantor of its obligations under, this Agreement and the other Guaranty Documents have been duly authorized by all requisite corporate action and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, the certificate of incorporation or by-laws of Guarantor or any material indenture, agreement or other instrument to which Guarantor is a party, or by which Guarantor is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Guarantor pursuant to, any such indenture, agreement or instrument. This Guaranty constitutes the valid and binding obligation of Guarantor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer and similar laws regarding creditors’ rights and equitable principles.

(i) Guarantor is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency, or any other person, in connection with or as a condition to the execution, delivery or performance of this Guaranty or the other transactions contemplated by the Guaranty Documents.

(j) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency, including any arbitration board or tribunal, now pending or, to the knowledge of Guarantor, threatened, (i) which questions the validity of this Guaranty, or any action taken or to be taken pursuant hereto or thereto, or (ii) against or affecting Guarantor which, if adversely determined, either in any case or in the aggregate, would have a material adverse effect on the business, operations, properties, assets or financial condition, of Guarantor and its subsidiaries, taken as a whole.

(k) Guarantor is not now insolvent (as defined under any applicable federal or state law relating to bankruptcy, insolvency or fraudulent conveyance or transfer) and Guarantor’s obligations under this Guaranty do not render Guarantor insolvent; Guarantor is not contemplating either the filing of a petition by Guarantor under any state or federal bankruptcy or insolvency laws or the liquidating of all or a major portion of Guarantor’s property; and Guarantor has no knowledge of any person contemplating the filing of any such petition against Guarantor.

9. Covenants of Guarantor. Guarantor hereby covenants and agrees as follows:

(a) Guarantor will use commercially reasonable efforts to defend the Collateral against all claims and demands of all persons at any time claiming any interest therein, and will keep the Collateral free from any adverse lien, security interest or encumbrance, except for Permitted Liens.

(b) Guarantor will provide Kreos, at least thirty (30) business days prior to occurrence, with written notice of (i) any change in the chief executive office of Guarantor, or (ii) the movement or location of any material Collateral to or at any address other than as set forth in Exhibit B.

(c) Guarantor will promptly pay any and all material taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent that such taxes, assessments and charges shall be contested in good faith by Guarantor and reserves in accordance with generally accepted accounting principles in the United States as in effect from time to time (“GAAP”) have been set aside therefor.

(d) Guarantor will promptly notify Kreos of any event (which shall not include a change in general economic conditions) causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution.

(e) Guarantor will have and maintain at all times with respect to the Collateral such insurance coverage as a prudent business person would maintain under similar circumstances.

(f) Guarantor will not sell or offer to sell or otherwise assign, transfer or dispose of the Collateral or any interest therein, without the prior written consent of Kreos; provided, however, that Guarantor may grant liens under clauses (c) and (d) of the definition of Permitted Liens. For the avoidance of doubt, Guarantor may sell its inventory, if any, and other assets including payments of cash in the ordinary course of its business and may sell other assets outside the ordinary course of business not consisting of Collateral

(g) Guarantor will not knowingly use the Collateral in violation of any statute or ordinance.

(h) Guarantor will not change its name, jurisdiction of organization, identity or structure, without thirty (30) days prior written notice to Kreos and the delivery to Kreos by Guarantor of all documents and instruments necessary for Kreos to continue its perfected security interest in the Collateral, the form and substance of which documents and instruments shall be acceptable to Kreos in Kreos’s reasonable discretion.

(i) Guarantor will perform and observe, or cause to be performed and observed, all of Guarantor’s obligations under the Constituent Documents, and will not, without the prior written consent of Kreos, amend or modify the Constituent Documents in any material adverse way to Kreos.

(j) Guarantor will keep its records concerning the Collateral, at Guarantor’s executive office as shown on Exhibit B, or at such other place or places of business as Kreos may approve in writing, such approval not to be unreasonably withheld, conditioned or delayed. Guarantor will hold and preserve such records and chattel paper and will permit representatives of Kreos at any time during normal business hours following reasonable notice to examine and inspect the Collateral and to make abstracts from such records and chattel paper, and will furnish to Kreos such information and reports regarding the Collateral and the Account Debtors as Kreos may from time to time reasonably request, provided that Kreos, in conducting any such inspection, shall not unreasonably interfere with the operation of Guarantor’s business.

(k) Guarantor shall at any time and from time to time, whether or not Article 9 is in effect in any particular jurisdiction, take such steps as Kreos may reasonably request for Kreos (i) to obtain an acknowledgement, in form and substance reasonably satisfactory to Kreos, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Kreos, (ii) to obtain “control” of any investment property (as such term is defined in Article 9) with any agreements establishing control to be in form and substance reasonably satisfactory to Kreos, and (iii) otherwise to insure the continued perfection and priority of the Security Interests in any of the Collateral and of the preservation of Kreos’s rights therein.

(l) Guarantor shall be in compliance in all material respects with all federal, state and local laws, rules and regulations applicable to it.

10. Deposit Accounts

(a) With respect to each deposit account (“Collection Account”) now maintained by Guarantor at any bank (“Depository Bank”), Guarantor shall use its reasonable best efforts to deliver to Kreos a Control Agreement (each a “Control Agreement”) in substantially the form of Exhibit C or in such other form as may be reasonably acceptable to Kreos, Guarantor, such Depository Bank and Kreos in respect of such Control Agreement, duly executed and delivered by the appropriate parties thereto, authorizing and directing such Depository Bank, upon receipt of written notice from Kreos, to comply solely with instructions originated by Kreos and to take such further action as Kreos may reasonably deem desirable to effect the transfer of exclusive ownership and disposition of the funds in all Collection Accounts, without further consent by or notice to Guarantor. Kreos agrees that it will not deliver any such written notice to the Depository Bank unless an Event of Default shall have occurred and is continuing. Until all of Guarantor’s Obligations (other than indemnification and other contingent obligations which, by their terms, are intended to survive termination of this Agreement) have been indefeasibly paid in full, Guarantor agrees not to enter into any agreement or execute and deliver any direction which would modify, impair or adversely affect the rights and benefits of Kreos under any

Control Agreement. Guarantor shall not open, establish or maintain any Collection Account without first having notified Kreos thereof and, without first having delivered to Kreos a duly executed Control Agreement with respect to such Collection Account. Guarantor shall notify Kreos in writing not less than five (5) days prior to the date it shall open or establish any Collection Account.

11. Record Ownership of Pledged Investment Property. Upon the occurrence and during the continuance of any Event of Default, Kreos may upon written notice to Guarantor cause any or all of the Pledged Investment Property to be transferred of record into Kreos’s name. Guarantor will promptly give to Kreos copies of any notices or other communications received by Guarantor with respect to Pledged Investment Property registered in the name of Guarantor and Kreos will promptly give to Guarantor copies of any notices and communications received by Kreos with respect to Pledged Investment Property registered in the name of Kreos.

12. Right to Receive Distributions on Pledged Investment Property. Unless an Event of Default shall have occurred and be continuing, Guarantor shall be entitled, from time to time, to collect and receive for its own use all dividends, interest and other payments and distributions made upon or with respect to the Pledged Investment Property, except:

(i) stock dividends,

(ii) dividends payable in securities or other property,

(iii) dividends or distributions on dissolution, or on partial or total liquidation, or in connection with a reduction of capital, capital surplus or paid-in surplus, and

(iv) other securities issued with respect to or in lieu of, or upon conversion of, the Pledged Investment Property (whether upon conversion of the convertible securities included therein or through stock split, spin-off, split-off, reclassification, merger, consolidation, sale of assets, combination of shares or otherwise).

From time to time upon receiving a written request from Guarantor accompanied by a certificate signed by the President or Chief Financial Officer on behalf of Guarantor stating that no Event of Default has occurred and is continuing, Kreos shall deliver to Guarantor suitable assignments and orders for the payment to Guarantor or upon its order of all dividends and securities listed in (i) through (iv) above to which Guarantor is entitled as aforesaid, upon or with respect to any Pledged Investment Property which are registered in Kreos’s name.

13. Right to Vote Pledged Investment Property.

(a) Unless an Event of Default shall have occurred and be continuing, Guarantor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Investment Property and to exercise conversion rights with respect to the convertible securities included therein.

(b) If an Event of Default shall have occurred and be continuing, Kreos shall have the right to the extent permitted by law, and Guarantor shall take all such action as may be reasonably necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers and take any other action with respect to all the Pledged Investment Property with the same force and effect as if Kreos were the absolute and sole owner thereof.

14. General Authority. Guarantor hereby irrevocably appoints Kreos as Guarantor’s true and lawful attorney, with full power of substitution, in the name of Guarantor, Kreos or otherwise, for the sole use and benefit of Kreos, but at Guarantor’s expense, to the extent permitted by law to exercise, at any time and from time to time after any Event of Default has occurred and is continuing (or otherwise to the extent Kreos reasonably determines in its discretion that the exercise of such powers is necessary to protect Kreos’s interests in such Collateral or its rights hereunder), all or any of the following powers with respect to all or any of the Collateral (which power shall be in addition and supplemental to any powers, rights and remedies of Kreos described herein or otherwise available to Kreos under applicable law):

(i) to demand, sue for, collect, receive and give acquaintance for any and all moneys due or to become due upon or by virtue thereof,

(ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by Kreos in connection therewith,

(iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

(iv) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or any related goods securing the Customer Receivables, as fully and effectually as if Kreos were the absolute owner thereof,

(v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto,

(vi) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon,

(vii) to enforce, cancel or modify the Constituent Documents, but only to the extent that Kreos in its sole discretion deems necessary or advisable to protect or enforce its rights and remedies hereunder,

(viii) to redirect delivery of Guarantor’s mail to Kreos,

(ix) to demand, collect, sue for, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all amounts that may be or may thereafter become due, owing or payable with respect to the Pledged Investment Property, and

(x) to the extent permitted by law, including without limitation, state and local rules, regulations and policies and Federal and state securities laws, to execute any document or form, in the name of Guarantor, which may be necessary or desirable in connection with any sale of the Pledged Investment Property by Kreos, including without limitation Form 144 (or any successor form) promulgated by the Securities and Exchange Commission; provided that Kreos shall give Guarantor not less than ten (10) days’ prior written notice of the time and place of any sale or other intended disposition of any of the Collateral.

Such appointment as attorney is irrevocable while this Agreement is in effect and coupled with an interest.

15. Events of Default. Guarantor shall be in default under this Agreement upon the occurrence of any one or more of the following events (each such event is herein being referred to as an “Event of Default”):

(a) default by Guarantor in the observance or performance of any of its monetary Obligations under this Agreement,

(b) default by Guarantor in the observance or performance of any covenant or agreement contained in Section 9(b), 9(c), 9(e), 9(f), 9(g), 9(h), 9(i), 9(j) or 9(k), or default by Guarantor in the observance or performance of any other covenant or agreement contained in any of the Guaranty Documents (other than those covered by Section 15(a)) and continuation thereof for a period of ten (10) business days after the date Kreos gives Guarantor written notice thereof,

(c) breach by Guarantor of any representation or warranty herein contained or any such representation or warranty shall prove to be false or misleading in any material respect when made or deemed to be made,

(d) the filing of a petition by or against Guarantor for relief under any Chapter of the United States Bankruptcy Code of 1978, as amended (which petition if filed by a third party against Guarantor is not dismissed within thirty (30) days of filing), or any other act of insolvency by Guarantor, or

(e) the occurrence of any “Event of Default” as defined in the Loan Agreement or under the provisions of any other Loan Document.

16. Remedies Upon Event of Default. If an Event of Default shall have occurred and be continuing, Kreos may take any of the following actions:

(a) Kreos may exercise all the rights and remedies of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where such rights and remedies are exercised) and, in addition, Kreos may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, including provisions that require a secured party to act in a commercially reasonable manner, (i) apply the cash, if any, then held by it as Collateral hereunder, for the purposes and in the manner specified in Section 18, and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Obligations in full, sell the Collateral, or any part or component thereof, at one or more public or private sales for cash, upon credit or for future delivery, and at such price or prices as Kreos may reasonably deem satisfactory.

(b) Kreos may require Guarantor to assemble all or any part of the Collateral and make it available to Kreos at a place to be designated by Kreos which is reasonably convenient. Any holder of an Obligation may be the purchaser of any or all of the Collateral so sold at any public sale (and, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same absolutely, free from any right or claim of whatsoever kind. Upon any such sale, Kreos shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of Guarantor.

(c) Unless the Collateral to be sold is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Kreos shall give Guarantor at least ten (10) business days’ prior written notice of its intention to make any such public or private sale. Guarantor agrees that such notice constitutes “reasonable notification” within the meaning of the UCC. Such notice in the case of a public sale shall state the time and place fixed for such sale. Such notice in the case of a private sale or disposition shall state the time after which any private sale or other intended disposition is to be made.

(d) Any such public sale shall be held at such time or times within ordinary business hours and at public or private place or places as Kreos may fix in the notice of such sale. At any public or private sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as Kreos may reasonably determine. Kreos shall not be obligated to make such sale pursuant to any such notice. Kreos may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and placed fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Kreos until the selling price is paid by the purchaser thereof, but Kreos shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

(e) Kreos, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

(f) To enforce the provisions of this Agreement, Kreos is empowered to request the appointment of a receiver from any court of competent jurisdiction. The receiver shall have the power to dispose of the Collateral in any manner lawful in the jurisdiction in which his appointment is confirmed, including the power to conduct a public or private sale of the Collateral. Kreos may bid at any such public or private sale.

(g) GUARANTOR ACKNOWLEDGES THAT THE APPOINTMENT OF A RECEIVER IS INTEGRAL TO KREOS’S REALIZATION OF THE VALUE OF THE COLLATERAL, THAT THERE IS NO ADEQUATE REMEDY AT LAW FOR FAILURE BY GUARANTOR TO COMPLY WITH THE PROVISIONS OF THIS SECTION AND THAT SUCH FAILURE WOULD NOT BE ADEQUATELY COMPENSABLE IN DAMAGES, AND THEREFORE AGREES THAT THE AGREEMENTS CONTAINED IN THIS SECTION MAY BE SPECIFICALLY ENFORCED.

(h) All rights and remedies contained herein shall be separate and cumulative and in addition to all other rights and remedies available to a secured party under applicable law, and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies.

(i) If at any time when Kreos shall determine to exercise its right to sell all or any part of the Pledged Investment Property pursuant to subsection (a)(ii) of this Section 16, Guarantor recognizes that Kreos may be unable to effect a public sale of the Pledged Investment Property by the reason of certain prohibitions contained in the Securities Act, or other applicable state or federal laws, and Kreos may therefore resort to one or more private arm’s-length sales thereof to a restricted group of purchasers. Guarantor agrees that any such private sales may be at prices and on other terms less favorable to the seller than if sold at public sales and that such private arm’s-length sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. Kreos shall sell all or any part of the Pledged Investment Property at a price which it deems commercially reasonable under the circumstances. Kreos shall be under no obligation to delay a sale of any of the Pledged Investment Property for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, Kreos agrees that any sale of the Pledged Investment Property shall be made in a commercially reasonable manner, and Guarantor agrees to use commercially reasonable efforts to cause the issuer or issuers of the Pledged Investment Property contemplated to be sold, to execute and deliver, all at Guarantor’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, advisable to exempt the Pledged Investment Property from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of Kreos, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto, and other applicable law.

(j) The receipt by Kreos of the purchase money paid at any such sale made by it shall be a sufficient discharge therefor to any purchaser (other than Kreos) of the Collateral, or any portion thereof, sold as aforesaid; and no such purchaser (or his or its representatives or assigns) (other than Kreos), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

17. Application of Collateral and Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

(a) first, to pay the reasonable expenses of such sale or other realization and all reasonable expenses, liabilities and advances incurred or made by Kreos in connection therewith, and any other unreimbursed expenses for which Kreos is to be reimbursed pursuant to Section 18,

(b) second, to the payment of all amounts due under the Loan,

(c) third, to the payment of the remaining Obligations of Guarantor in such order and manner as Kreos in its sole discretion, shall determine, and

(d) finally, unless applicable law otherwise provides, to pay to Guarantor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

18. Expenses; Kreos’ Lien. Guarantor will forthwith upon demand pay to Kreos:

(a) the amount of any taxes which Kreos may at any time be required to pay by reason of the Security Interests (including any applicable transfer taxes) or to free any of the Collateral from any lien thereon arising by reason of such taxes, and

(b) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any person or entity not regularly in its employ, which Kreos may reasonably incur in connection with (i) the preparation, administration and enforcement of this Agreement, (ii) the collection, sale or other disposition of any of the Collateral, (iii) the exercise by Kreos of any of the powers, rights or remedies conferred upon it or them hereunder, or (iv) any default on Guarantor’s part hereunder.

19. Indemnification. In any suit, proceeding or action brought by Kreos relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, Guarantor will save, indemnify and keep Kreos harmless from and against all expense (including reasonable attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other person or entity obligated on the Collateral, arising out of a breach by any obligor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Guarantor, except in the case of Kreos to the extent such expense, loss or damage is attributable to the gross negligence or willful misconduct of Kreos as finally determined by a court of competent jurisdiction. All such obligations of Guarantor shall be and remain enforceable against, and only against, Guarantor and shall not be enforceable against Kreos.

20. Waivers; Non-Exclusive Remedies; Consent to Jurisdiction; Service of Process. No failure on the part of Kreos to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Kreos of any right, power or remedy under this Agreement preclude any other right, power or remedy. The remedies in this Agreement are cumulative and are not exclusive of any other remedies provided by law. ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER GUARANTY DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK, OR, AT KREOS’S SOLE OPTION, IN SUCH OTHER COURT IN WHICH KREOS SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. GUARANTOR, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, HEREBY CONSENTS TO THE JURISDICTION OF ALL SUCH COURTS, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF GUARANTOR’S OBLIGATIONS ARISING HEREUNDER OR UNDER THE OTHER GUARANTY DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE, INCLUDING THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. TO THE EXTENT THAT GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF GUARANTOR’S OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER GUARANTY DOCUMENTS TO THE MAXIMUM EXTENT PERMITTED BY LAW.

21. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE OTHER GUARANTY DOCUMENTS OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH. NEITHER OF THE PARTIES, NOR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION OR PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY OF THE OTHER GUARANTY DOCUMENTS ENTERED INTO IN CONNECTION HEREWITH OR THEREWITH OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE PARTIES, OR EITHER OF THEM. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION 22 HAVE BEEN FULLY DISCUSSED BY THE PARTIES, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 22 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

22. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

23. New York Law; Meaning of Terms. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SAID STATE, except (a) to the extent that remedies provided by the laws of any state other than New York are governed by the laws of said state, and (b) to the extent that Article 9 (including Sections 9-406 and 9-408) in effect in the state in which an Account Debtor is physically located shall govern all issues relating to the applicability, effectiveness, interpretation and enforceability of any restrictions on assignment of, or the granting of security interests with respect to, accounts and general intangibles, applicable to such Account Debtor’s accounts and general intangibles, whether pursuant to the agreements between the Account Debtor and Guarantor relating thereto or statutes, rules and regulations applicable to such Account Debtor’s accounts and general intangibles. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC, as amended from time to time, have the meanings therein stated.

24. Waiver of Marshaling. Guarantor and Kreos waive any right to require the marshaling of any Collateral and acknowledge and agree that in exercising any rights under or with respect to the Collateral, (i) Kreos is under no obligation to marshal any Collateral; (ii) Kreos may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (iii) Kreos may, subject to Section 18, apply the proceeds of the Collateral to Guarantor’s Obligations in any order and in any manner it so elects.

25. Separability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

26. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided that Guarantor may not assign its obligations hereunder or otherwise sell, transfer, encumber or otherwise dispose of the Collateral except as expressly permitted by the terms hereof.

27. Headings. The headings in this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

28. Counterparts. This Agreement may be executed by the parties in counterparts, with the same effect as if they had signed the same document. Any such counterpart may be executed and delivered by email, facsimile transmission or other electronically recorded copy (including a .pdf file), all with the same force and effect as if the same were a manually executed and delivered original counterpart. Each counterpart shall be deemed to be an original, and it shall not be necessary in making proof of the contents of this Agreement to produce or account for more than one counterpart. Neither party shall raise the use of electronic mail or a facsimile machine to deliver a signature or the fact that any signature was transmitted or communicated through the use of electronic mail or a facsimile machine as a defense to the formation of a contract and each party forever waives any such defense. All counterparts shall be construed together and shall constitute one instrument, and the signature page from any counterpart may be attached to another counterpart to form a complete agreement.

29. Attorneys’ Fees and Costs of Collection. If at any time or times hereafter Kreos employs counsel to pursue collection, to intervene, to sue for enforcement of the terms of this Agreement or of any Loan Document, or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Agreement or any Loan Document, then in such event, to the fullest extent permitted by applicable law, all of the reasonable attorneys’ fees relating thereto shall be an additional liability of Guarantor to Kreos hereunder, payable on demand.

30. Reinstatement. This Agreement and the Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of the obligations which are covered by the Guaranty is rescinded or must otherwise be restored or returned by Kreos upon the insolvency, bankruptcy or reorganization of Borrower, any other guarantor or otherwise, all as though such payment had not been made.

31. Condition of Borrower, etc. Guarantor agrees that Kreos will have no obligation to investigate the financial condition or affairs of Borrower for the benefit of Guarantor or to advise Guarantor of any fact respecting, or any change in, the financial condition or affairs of Borrower which might come to the knowledge of Kreos at any time, whether or not Kreos knows or believes or has reason to know or believe that any such fact or change is unknown to Guarantor or might (or does) materially increase the risk of Guarantor as guarantor or might (or would) affect the willingness of Guarantor to continue as guarantor with respect to the obligations of Borrower.

32. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex, telecopy, graphic scanning or other telegraphic communications equipment of the sending party, as follows:

(a) if to Guarantor, to it at: 50 Milk Street, 16th Floor, Boston, MA 02109

(b) if to Kreos, to it at: 25-28 Old Burlington Street, London W1S 3AN, United Kingdom

All notices and other communications given to either person hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the next business day if delivered by hand or overnight courier service or sent by telex, telecopy, graphic scanning or other telegraphic communications equipment of the sender, or on the date five (5) business days after dispatch by certified or registered mail if mailed, postage and fees prepaid, in each case delivered, sent or mailed (properly addressed) to such person as provided herein or at such other address or telex, telecopy or other number as shall have been designated by such person in a notice complying with the terms hereof; provided that if any attempted delivery of notice in accordance with the provisions of this Section 33 is refused or rejected, such notice shall be deemed received as of the date of the attempted delivery of such notice. For purposes of this Section 33, a “business day” is any weekday on which banks in London, England and Boston, Massachusetts are permitted or required to be open.

33. Rights Cumulative. All liabilities and obligations of Borrower to which this Agreement applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of Kreos in exercising any right, power or privilege hereunder, and no course of dealing between Guarantor and Kreos, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder on the part of Kreos preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided unto Kreos are cumulative and not exclusive of any rights, powers or remedies which Kreos would otherwise have.

34. Copies of Loan Documents. Guarantor acknowledges that executed or conformed copies of the Loan Documents have been made available to its principal executive officers and such officers are familiar with the contents thereof.

35. Interpretation. Whenever from the context it appears appropriate, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of words “include” or “including” in this Agreement shall be by way of example rather than limitation and shall be deemed to be followed by the words “without limitation.” Reference to any agreement, document or instrument means such agreement, document or instrument as amended, modified or supplemented from time to time in accordance with the terms thereof. Unless otherwise indicated, reference in this Agreement to an “Exhibit” or “Section” is to an Exhibit to or Section of this Agreement. When used in this Agreement, words such as “herein,” “hereinafter,” “hereof,” “hereto,” and “hereunder” shall refer to this Agreement as a whole, unless the context clearly requires otherwise. The use of the words “or,” “either” and “any” shall not be exclusive. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Agreement.

[balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed on their behalf as of the day and year first above written by one of their officers duly authorized thereunto.

ALBIREO PHARMA, INC.

By:	/s/ Ron Cooper
	Name:	Ron Cooper
	Title:	President and CEO

KREOS CAPITAL IV (UK) LIMITED

By:	/s/ Maurizio Petitbon
	Name:	MAURIZIO PETITBON
	Title:	DIRECTOR

[Signature page to Guaranty and Security Agreement]

EXHIBIT A

LIENS ON COLLATERAL

“Permitted Liens” are:

(a) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto, and for which Borrower maintains adequate reserves on its books;

(b) Liens of carriers, warehousemen, suppliers, or other persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed Fifty Thousand Dollars ($50,000) and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto, and for which Borrower maintains adequate reserves on its book;

(c) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(d) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase; and

(e) Liens in favor of Kreos or an affiliate thereof.

EXHIBIT B

LOCATIONS OF COLLATERAL

50 Milk Street, 16th Floor, Boston, Massachusetts 02109

EXHIBIT C

FORM OF CONTROL AGREEMENT

To be obtained from Depository Bank(s) in which Guarantor maintains Collection Account(s)